Filed pursuant to Rule 497

under the Securities Act of 1933, as amended

Registration File No: 333-131161

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

Supplement No. 2, dated April 3, 2006 to

Prospectus dated March 24, 2006

On March 31, 2006, we declared a dividend of $0.30 per share for stockholders of record on April 10, 2006. The dividend will be payable on May 5, 2006. Because stock purchased upon exercise of rights in this rights offering will not be issued on the record date, holders of shares purchased in this rights offering will not be entitled to receive this dividend.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS.